UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2020 (July 27, 2020)

VANDA PHARMACEUTICALS INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34186	03-0491827
(Commission File No.)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue NW

Suite 300E

Washington, DC 20037

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (202) 734-3400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VNDA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On July 27, 2020, the Compensation Committee of the Board of Directors of Vanda Pharmaceuticals Inc. (“Vanda”) approved (i) an amendment and restatement of the Employment Agreement for Kevin Moran, the Company’s then Vice President, Acting Chief Financial Officer and Treasurer, to, among other things, reflect the promotion of Mr. Moran to Senior Vice President, Chief Financial Officer and Treasurer and increase his salary and incentive compensation accordingly and (ii) the grant of certain equity awards to Mr. Moran.

Under the terms of Mr. Moran’s Amended and Restated Employment Agreement (the “Employment Agreement”), Mr. Moran’s current annual base salary is $390,000 and he is eligible to receive an annual target bonus equal to 40% of his annual base salary. In addition, Mr. Moran was granted under the Company’s Amended and Restated 2016 Equity Incentive Plan (i) an option to purchase 90,000 shares of the Company’s common stock at an exercise price per share equal to $10.83, the closing price per share of the common stock on July 27, 2020 and (ii) a restricted stock unit (“RSU”) award covering 17,344 shares of the Company’s common stock. The option vests with respect to 25% of the underlying shares on July 27, 2021, with the balance vesting in equal monthly installments over the next 36 months of continuous service thereafter. The RSU will vest in four equal annual installments beginning on July 27, 2021.

The full text of Mr. Moran’s Employment Agreement is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1†	Amended and Restated Employment Agreement, dated July 27, 2020, by and between Kevin Moran and the registrant.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Indicates management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2020	VANDA PHARMACEUTICALS INC.

	By:	/s/ Timothy Williams
		Name:	Timothy Williams
		Title:	Senior Vice President, General Counsel and Secretary